United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2008

Comarco, Inc.

(Exact name of registrant as specified in its charter)

000-05449

(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

(949) 599-7400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Comarco, Inc.

Current Report on Form 8-K

Item 8.01	Other Events.

Amendments to 2005 Equity Incentive Plan

On May 13, 2008 the board of directors of Comarco, Inc. (“Company”) adopted a resolution, subject to shareholder approval, to amend the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) to increase the number of shares of common stock issuable under the plan. The proposed amendment is described in the Company’s proxy statement (the “Proxy Statement”) sent to its shareholders on or about May 30, 2008 under the heading “Item 2 on Proxy Card - APPROVAL OF AMENDMENT TO 2005 EQUITY INCENTIVE PLAN and a copy of the 2005 Plan is attached as Appendix A to the Proxy Statement.

On June 13, 2008, in response to a recommendation by Institutional Shareholders Services Inc. (“ISS”), the Company’s board of directors voted to amend the 2005 Plan to limit the Company’s right to offer to buy out for cash an option which has an exercise price in excess of the market value of the underlying shares or to authorize the holder of such an option to cash out. Accordingly, pursuant to such action by the Company’s board of directors, on June 13, 2008 the last sentence of the second paragraph of Section 15 of the 2005 Plan was amended to read in its entirety as follows:

“Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish; provided, however, that the per share exercise price of any Option bought out or cashed out shall not be greater than the Market Value of a share of Stock on such date unless the buy out or cash out of such Option is approved by the shareholders of the Company or is otherwise authorized in connection with a Change of Control.”

In addition, the board of directors of the Company adopted a resolution to amend Section 2.7(b) of the 2005 Plan to increase the threshold for acquisitions of securities that will trigger a Change of Control (as defined in the 2005 Plan) from more than 20% to more than 50% of the total combined voting power of the Company’s outstanding securities. Accordingly, pursuant to such action by the Company’s board of directors, on June 13, 2008, Section 2.7(b) of the 2005 Plan was amended to read in its entirety as follows:

“(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or”

Conference Call Remarks

On the Company’s fiscal year 2009 first quarter earnings call which took place on June 5, 2008 (the “Earnings Call”), the Company’s President and Chief Executive Officer made certain comments with respect the percentage of currently outstanding stock options that the Company expects will expire without being exercised prior to their expiration date as well as with respect to certain percentages with respect to the potentially dilutive effect of options potentially available for issuance. The Company hereby clarifies such remarks as follows:

•

References that approximately 55% of the Company’s currently outstanding options will expire within, in general, the next ninety days is further clarified to disclose that it includes options to purchase 56,500 shares held by a former director which, in accordance with their terms, will expire in March 2009. Such options have per share exercise prices ranging from $15.07 to $6.29 per share.

•

References to the impact on a pro forma basis of the potential dilutive impact from outstanding options, after taking into account the possible expiration of options held by former employees and directors, of 8.1% is hereby clarified to mean pro forma 9.8% if option expirations currently anticipated to occur during September 2008 and March 2009 in fact occur without such options being exercised.

•

References to the potential dilutive effects of the proposed amendment to increase the number of shares potentially issuable under the Company’s 2005 Equity Incentive Plan if such amendment is approved by the Company’s shareholders at its 2008 annual meeting are hereby revised from 17% to 22.3% as of the anticipated date of the 2008 annual meeting, or pro forma 18.7% if option expirations currently anticipated to occur during September 2008 and March 2009 in fact occur without such options being exercised.

The information set forth above are merely clarifications of statements made on the Earnings Call and the Filing of this Form 8-K is not to be deemed to be an admission by the Company that such clarifications are material or that any of the statements made on the Earnings Call are materially incorrect. All references made on the Earnings Call are hereby clarified as set forth above.

Additional background information with respect to the assumptions underlying such statements are set forth in Exhibit 99.2 to Schedule 14A to be filed with the Company concurrently with the filing of this Form 8-K.

This Form 8-K contains certain statements which are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and include risks and uncertainties. Forward looking statements include, but are not limited to, statements about the future number of options and potential dilutive effect of options and other statements. Such forward-looking statements have been prepared based on various assumptions that the Company believes are reasonable, however, any of the assumptions underlying such forward-looking statements and possible pro forma results and other information could prove to be inaccurate. A number of factors, including those outside the control of the Company, may cause actual results to vary from those set forth in this Form 8-K. Factors which could cause actual results to vary from those set forth in this Form 8-K include, but are not limited to, increases in the market price of the Company’s stock such that various options which currently have exercise prices in excess of the market price of the underlying stock becoming “in-the-money” options, decisions by the Company’s Compensation Committee with respect to future option grants and the Company’s compensation philosophy and approach, increases or reductions in the number of shares of Company common stock outstanding, and other factors. There can be no assurances that the actual results of any forward-looking information will not be different than as indicated therein. Readers are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comarco, Inc.

Date: June 17, 2008	By:	/s/ Winston E. Hickman
Winston E. Hickman
Chief Financial Officer